Mezzanine Equity	12 Months Ended
Dec. 31, 2024
Mezzanine Equity [Abstract]
MEZZANINE EQUITY
12.	MEZZANINE EQUITY

On September 30, 2019, the Company issued 105,263 ordinary shares to Xinyu High-Tech Investment Co., Ltd. (“Gaoxin” or the “Holder”) which were then split and re-designated to 10,526,300 Class A ordinary shares, in exchange for RMB100,000 (approximately $14,104) investment in the Company. The ordinary shares issued to Gaoxin was subject to redemption upon the occurrence of any of the following events (referred to as a “Redemption Event”): (1) the Company fails to successfully complete its initial public offering on either Hong Kong Stock Exchange or Nasdaq Capital Market and New York Stock Exchange before March 31, 2023; (2) its initial public offering price per share were to be lower than or equal to 1.15 times of the share price paid by Gaoxin; or (3) the shares held by Gaoxin could not trade immediately after completion of the Group’s initial public offering or Gaoxin did not receive the shortest applicable lock-up period for its shares. Upon the occurrence of any of these Redemption Events, Gaoxin would have the option to request the Company to repurchase all of these ordinary shares with the original investment price plus a 7.5% annualized return. The interest shall have been accrued from the date when Gaoxin made the payment of the investment to the date when the Company completed the repurchase of all equity interests held by Gaoxin. The ordinary shares issued to Gaoxin featured certain redemption rights that were considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events.

The Company accounted for these redeemable ordinary shares in accordance with ASC 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to conditional redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control is classified as mezzanine equity.

The Company evaluated the likelihood of these redeemable ordinary shares becoming redeemable at each reporting date. If the contingencies of the redemption event outside the Company’s control are resolved, the ordinary shares will become non-redeemable and the Company will reclassify the mezzanine equity as permanent equity. If it is probable that redeemable ordinary shares will be redeemed, the Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the instrument to equal the redemption value at the end of each reporting period. Accordingly, if the ordinary shares are not currently redeemable and it is not probable that the ordinary shares will become redeemable, subsequent adjustment of the amount presented in mezzanine equity is unnecessary.

The date specified in the first Redemption Event was extended for eighteen months to September 30, 2024 upon the supplementary agreement entered into with Gaoxin, without any other modification on the remaining terms, upon the supplementary agreement entered into with Gaoxin on February 18, 2023.

On January 29, 2024, the Company closed its initial public offering on the Nasdaq Capital Market where 1,250,000 Class A ordinary shares were newly issued at a price of $4.0 per share with the total net proceeds of $4,305. With the success of the IPO, the Redemption Event was resolved and as a result, all of the redeemable ordinary shares, the mezzanine equity, was reclassified as permanent equity of Class A ordinary shares in accordance with ASC 480-10-S99-3A18. The mezzanine equity in the total amount of $14,104,236 was converted into 10,526,300 Class A ordinary shares, and the Company recognized an additional paid-in capital of $14,103, which represented the amount by which the carrying value of the mezzanine equity exceeded the par value of 10,526,300 Class A ordinary shares. As of December 31, 2023 and 2024, the mezzanine equity was $14,104 and nil, respectively.